                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 11, 2005
                                                         ---------------

                              --------------------

                            RELATIONSERVE MEDIA, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

           Nevada                 333-119632                     43-2053462
           ------                 ----------                     ----------
(State or Other Jurisdiction     (Commission                   (IRS Employer
     of Incorporation)           File Number)                Identification No.)

    6700 North Andrews Avenue, Fort Lauderdale, Florida            33309
    -----------------------------------------------------------------------
        (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (954) 202-6000
                                                           --------------

                                       N/A
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 11, 2005,  RelationServe  Media,  Inc., a Nevada corporation (the
"Company")  announced its financial results for the quarter ended June 30, 2005.
A copy of the press release is furnished as Exhibit 99.1.

     The information furnished pursuant to this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto,  shall not be considered "filed" for purposes of Section 18 of the  Securities  Exchange Act of 1934, as amended,  or otherwise subject to the liability of such section, nor shall it be incorporated by reference  into future  filings by the Company  under the  Securities  Act of
1933, as amended,  or under the Securities  Act of 1934, as amended,  unless the
Company  expressly sets forth in such future filing that such  information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      Exhibit No.    Exhibits

      99.1           Press Release dated August 11, 2005.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Company  has  duly  caused  this  report  to be  signed  on  its  behalf  by the undersigned hereunto duly authorized.

                                       RELATIONSERVE MEDIA, INC.
                                       (Registrant)

Date: August 16, 2005
                                       By:    /s/ Mandee Heller Adler
                                          --------------------------------------
                                       Name:  Mandee Heller Adler
                                       Title: Chief Executive Officer